Exhibit 99.1 June 8, 2020

Forward-Looking Statements THIS PRESENTATION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF DARÉ BIOSCIENCE, INC. (“DARÉ” OR THE “COMPANY”). THIS PRESENTATION INCLUDES CERTAIN INFORMATION OBTAINED FROM TRADE AND STATISTICAL SERVICES, THIRD PARTY PUBLICATIONS, AND OTHER SOURCES. DARÉ HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION AND THERE CAN BE NO ASSURANCE AS TO ITS ACCURACY. ALL STATEMENTS IN THIS PRESENTATION, OTHER THAN STATEMENTS OF HISTORICAL FACT, ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF FEDERAL SECURITIES LAWS. IN SOME CASES, YOU CAN IDENTIFY FORWARD-LOOKING STATEMENTS BY TERMS SUCH AS “MAY,” ”WILL,” “EXPECT,” “PLAN,” “ANTICIPATE,” “STRATEGY,” “DESIGNED,” “COULD,” “INTEND,” “BELIEVE,” “ESTIMATE,” “TARGET,” OR “POTENTIAL” AND OTHER SIMILAR EXPRESSIONS, OR THE NEGATIVE OF THESE TERMS. AS USED IN THIS PRESENTATION, “FIRST-IN- CATEGORY” IS A FORWARD-LOOKING STATEMENT REGARDING MARKET POTENTIAL OF A PRODUCT CANDIDATE. FORWARD-LOOKING STATEMENTS INVOLVE RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT MAY CAUSE DARÉ’S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS, INCLUDING, WITHOUT LIMITATION RISKS AND UNCERTAINTIES RELATING TO: THE OUTCOME OR SUCCESS OF CLINICAL TRIALS; DARÉ’S ABILITY TO RAISE ADDITIONAL CAPITAL AS NEEDED; DARÉ’S ABILITY TO OBTAIN AND MAINTAIN INTELLECTUAL PROPERTY PROTECTION FOR ITS PRODUCT CANDIDATES; DARÉ’S ABILITY TO DEVELOP PRODUCT CANDIDATES ON THE TIMELINES SET FORTH HEREIN; INCLUDING DUE TO THE EFFECT, IF ANY, THAT COVID-19 MAY HAVE THEREON; AND OTHER RISK FACTORS DESCRIBED IN DARÉ’S MOST RECENT ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORT ON FORM 10-Q FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ALL FORWARD-LOOKING STATEMENTS IN THIS PRESENTATION ARE CURRENT ONLY AS OF THE DATE HEREOF AND DARÉ DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT TO REFLECT NEW INFORMATION, FUTURE DEVELOPMENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. 2

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We partner so we can… Accelerate exciting new products Develop new solutions to address persistent unmet needs Become a pipeline resource for large and emerging commercial companies Partnering is core to our strategy Drive new innovation We look for… Highly differentiated products with attractive market opportunities Proof-of-concept and/or the ability to leverage a 505(b)(2) regulatory pathway First-in-category or first-line opportunities Personalized for women (non-systemic delivery) We partner with… * 4 *The Ovaprene PCT clinical study (clinicaltrials.gov identifier: NCT03598088), which was conducted with support from the Eunice Kennedy Shriver National Institute of Child Health and Human Development of the National Institutes of Health under Award Number R44HD095724

PARTNERS PRE-CLINICAL PHASE 1 PHASE 2 PHASE 3 / PIVOTAL REGULATORY FILING DARE-BV1^ Bacterial Vaginosis Potential First-line Option for Bacterial Vaginosis (BV) Bio-adhesive gel, clindamycin 2% Ovaprene® Hormone-Free, Monthly Contraception First-in-category Hormone-Free Monthly Contraception Monthly, self-administered drug/device barrier IVR, Sildenafil Cream, 3.6% ^ Female Sexual Arousal Disorder First-in-category for Treatment Female Sexual Arousal Disorder (FSAD) Topical Cream, same active ingredient as Viagra® DARE-HRT1^‡ Hormone Replacement Therapy First-in-category Combination Hormone Delivery for VMS/HRT IVR, combination bio-identical estradiol + bio-identical progesterone DARE-FRT1^ Pregnancy Maintenance (PTB & ART) First-in-category Progesterone Delivery for Pregnancy Maintenance IVR, bio-identical progesterone DARE-VVA1^ Vulvar and Vaginal Atrophy (HR+ Breast Cancer Population) First-in-category Hormone-Free Vaginal Treatment for VVA Proprietary formulation of tamoxifen for vaginal administration DARE-LARC1^ User-Controlled, Long-Acting, Reversible Contraceptive Levonorgestrel Implant DARE-RH1 Male or Female Contraceptive Target ^ ORB 204/214 6 & 12 Month Injectable Contraception 5 Timeline reflects management’s current estimates and constitutes a forward-looking statement subject to qualifications noted elsewhere in this presentation. Actual development timelines may be substantially longer, and Daré is under no obligation to update or review these estimates. “First-in-category” statements are forward-looking statements relating to market potential of Daré’s product candidates based on currently available, FDA-approved therapies. ^505(b)(2) regulatory pathway anticipated. ‡DARE-HRT1 Phase 1 study to be conducted in Australia by Daré subsidiary..

2020 2021 2022 2023 DARE-BV1^ Phase 3 Bacterial Vaginosis Topline Data Sildenafil Cream, 3.6%^ Phase 2b FSAD Topline Data Ovaprene® Pivotal Contraception Topline Data 6 Timeline reflects management’s current estimates and constitutes a forward-looking statement subject to qualifications noted elsewhere in this presentation. Actual development timelines may be substantially longer, and Daré is under no obligation to update or review these estimates. ^505(b)(2) regulatory pathway anticipated

DARE-BV1 Clindamycin 2% gel for Bacterial Vaginosis

Bacterial Vaginosis (BV) - What is the clinical issue? Frequently recurring infection that can be difficult to treat • The most common vaginal infection in women ages 15-441 • Estimated to affect ~21 million women in the U.S.1 • Current prescription drugs are less than optimal with clinical cure rates ranging from 37-68%2 BV increases clinical risks3 • Preterm birth – BV is linked to premature deliveries and low birth weight babies • Sexually transmitted infections – BV makes women more susceptible to sexually transmitted infections, such as HIV, herpes simplex virus, chlamydia or gonorrhea • BV may increase the risk of developing a post-surgical infection after gynecologic procedures • BV can sometimes cause pelvic inflammatory disease (PID), an infection of the uterus and the fallopian tubes that can increase the risk of infertility 1. https://www.cdc.gov/std/bv/stats.htm 8 2. BV Product Data: http://www.clindesse.com/pdf/PI.pdf; http://www.accessdata.fda.gov/drugsatfda_docs/label/2014/205223s000lbl.pdf; http://www.accessdata.fda.gov/drugsatfda_docs/label/2014/205223s000lbl.pdf 3. https://www.mayoclinic.org/diseases-conditions/bacterial-vaginosis/symptoms-causes/syc-20352279

DARE-BV1 (WOMEN AGES 15-44) 1 Investigator Initiated Proof of Concept Study Clinical Bacteriologic Therapeutic Product (Amsel) Cure (Nugent) Cure Cure DARE-BV1 86% 57%* 57%* 2 Solosec® (secnidazole 2g oral granules) 53-68% 40-46% 35-40% Clindesse®3 clindamycin phosphate 41-64% 45-57% 30-42% Vaginal Cream, 2% Metronidazole gel, 1.3% 4 37% 20% 17% * Based on data from 7 evaluable patients DARE-BV1 is a thermosetting vaginal gel formulated with clindamycin phosphate 2%, a well known and well characterized antibiotic, that is designed for prolonged, localized release. Proof of Concept Study: 28 of 30 women completed the study Primary endpoint: Test-of-Cure Visit (Day 7 – 14) • 24 of 28 (86%) women achieved clinical cure based on Amsel criteria • 4 of 7 (57%) women had bacteriologic cure and 4 of 7 (57%) had therapeutic cure Continued clinical response visit (Day 21 – 30) • 22 of 24 (92%) women showed continued clinical cure • 7 of 9 women had bacteriologic cure and 6 of 9 had therapeutic cure 1. No clinical studies have been conducted to evaluate the efficacy of DARE-BV1 compared to any FDA-approved products. The proof of concept study enrolled 30 women, ages 18-50, and assessed the safety and efficacy of DARE-BV1 to treat BV after a single administration. The cure rates presented for the FDA approved products identified in the table are based on information provided in the product’s label. 2. https://dailymed.nlm.nih.gov/dailymed/fda/fdaDrugXsl.cfm?setid=551e43d5-f700-4d6e-8029-026f8a8932ff&type=display. Cure rate range reflects low and high cure rates across multiple studies. 9 3. http://www.clindesse.com/pdf/PI.pdf. Cure rate range reflects low and high cure rates across multiple studies 4. http://www.accessdata.fda.gov/drugsatfda_docs/label/2014/205223s000lbl.pdf

DARE-BV1 Single administration of DARE-BV1 or placebo N ~220 subjects (age 12 and above) Duration ~30 days per subject Diagnosis - Bacterial vaginosis Definitions: Primary Endpoint: Clinical Cure (Day 21-30): Resolution of the abnormal vaginal discharge associated with BV; Negative 10% KOH “whiff test”; Clue cells < 20% of the total epithelial cells in the saline wet mount. Secondary endpoints: Proportion of subjects with Clinical Cure, Bacteriological Cure and Therapeutic Cure at Day 7-14 Visit Bacteriological Cure: a Nugent score < 4. Therapeutic Cure: both a Clinical Cure and Bacteriological Cure. 10 Aggregate costs of program through NDA filing, including Phase 3, nonclinical studies, manufacturing activities, and NDA filing, anticipated to be approximately $10.0m.

Ovaprene® Investigational Hormone-Free, Monthly Contraceptive 1 The U.S. contraceptive market size is projected to reach USD 9.6 billion by 2027 expanding at a CAGR of ~4.2% 2 ~37 million U.S. women of reproductive age are estimated to currently use a contraceptive method 1. Grand View Research report, Feb 2020, https://www.grandviewresearch.com/industry-analysis/us-contraceptive-market 2. The Guttmacher Institute, Contraceptive Use in the United States, Fact Sheet, April 2020, https://www.guttmacher.org/fact-sheet/contraceptive-use-united-states#

Contraception – what kinds of products are successful? 1 2 3 Mirena Mirena® Hormone IUD Lo Loestrin® NuvaRing® (levonorgestrel-releasing intrauterine system) 52mg (norethindrone acetate and ethinyl estradiol, ethinyl estradiol tablets) (etonogestrel/ethinyl estradiol vaginal ring) Physician inserted, long-acting. Lowest amount of daily estrogen Monthly vaginal ring low/locally delivered hormone IUS (10 micrograms) available in pill form 2019 worldwide sales: €1.2 billion (Bayer)1 2019 US sales: $588 million (Allergan)2 2019 worldwide sales: $879 million (Merck)3 Lower hormone levels and more convenient delivery platforms 1. https://www.bayer.com/en/bayer-ag-annual-report-2019.pdfx. Includes sales for Mirena®, Kyleena® and Jaydess® / Skyla® 2. https://www.prnewswire.com/news-releases/allergan-reports-fourth-quarter-and-full-year-2019-financial-results-301001646.html 12 3. https://s21.q4cdn.com/488056881/files/doc_financials/2019/q4/2019-Form-10-K-Final.pdf. All trademarks, service marks or trade names appearing in this presentation are the property of their respective owners. Our use or display of third-party marks is not intended and does not imply a relationship with or endorsement or sponsorship of Daré Bioscience, Inc. by the third-party owner.

Contraception – what kinds of features are women seeking ? Effective pregnancy prevention Less Hormones • A majority of women prefer a monthly option with a lower hormone dose than the standard birth control pill.1 Convenient dosing forms • Independent surveys revealed that the vaginal ring has many of the features women deemed extremely important.2 Defined coverage periods • ~70% of women who practice contraception use non-coital (not in the moment) methods.3 1. Hooper, DJ, Clin Drug Investig. 2010;30(11):74963 13 2. Lessard, L,Perspectives on Sexual and Reproductive Health, Volume 44, Number 3,9-2012 3. https://www.guttmacher.org/fact-sheet/contraceptive-use-united-states

1,2 Contraception – what products are hormone-free? Least Effective Most Effective 14 1. Trussell J. Contraceptive Efficacy. In Hatcher RA, Trussell J, Nelson AL, Cates W, Kowal D, Policar M. Contraceptive Technology: Twentieth Revised Edition. New York, NY: Ardent Media, 2011. 2. http://www.contraceptivetechnology.org/wp-content/uploads/2013/09/CTFailureTable.pdf

Contraception – what’s missing from hormone-free options? Least Effective Easy-to-use, monthly option with effectiveness approaching hormonal methods Most Effective 15

Ovaprene® Investigational Hormone-Free, Monthly Contraceptive Desired Features of Birth Control Products:1-4 Design Features of Ovaprene:5-7 Physical Barrier 8 86% - 91% Expected Typical Use Effectiveness Three-dimensional, knitted polymer barrier + Efficacy Approaching Hormone Contraception No Hormones in the API + Hormone Free Unique dual action MOA (spermiostatic & barrier) Monthly Ring Form + Convenience Women choose monthly rings for the convenience of a non-daily option No Colposcopic Abnormalities + Favorable Side Effect Profile No significant changes in vaginal flora and no serious adverse effects observed in prior published study Spermiostatic Environment 8 No Systemic/Long-term Activity Contraceptive-loaded silicone ring releasing Inserted and removed without a provider allowing for + Easily Manage Fertility non-hormonal active Ferrous gluconate immediate return to fertility 1. https://www.urban.org/urban-wire/women-want-effective-birth-control 2. Lessard, L,Perspectives on Sexual and Reproductive Health, Volume 44, Number 3,9-2012 3. Hooper, DJ, Clin Drug Investig. 2010;30(11):74963 4. Ersek, J, Matern Child Health J (2011) 15:497–506 5. https://ir.darebioscience.com/news-releases/news-release-details/dare-bioscience-announces-positive-findings-postcoital-test 6. Journal of Reproductive Medicine 2009; 54: 685-690 16 7. Trussell J. Contraceptive Efficacy. In Hatcher RA, Trussell J, Nelson AL, Cates W, Kowal D, Policar M. Contraceptive Technology: Twentieth Revised Edition. New York, NY: Ardent Media, 2011. 8. Journal of Reproductive Medicine 2009; 54: 685-90

Ovaprene® Investigational Hormone-Free, Monthly Contraceptive U.S. Regulatory Strategy1 Premarket approval (PMA) with the Center for Devices and Radiological Health (CDRH) as lead review division Step 1 (Completed) The PCT Clinical Study Met its Primary Endpoint 2 • Postcoital Test (PCT) Study - Completed 4Q 2019 Ovaprene prevented the requisite number of sperm from reaching the cervix across all women and all cycles evaluated. (Ongoing) Step 2 • Specifically, in 100% of women and cycles, an average of less than five (< 5) progressively • File investigational device exemption (IDE) to motile sperm (PMS) per high-powered field (HPF) were present in the midcycle cervical mucus collected two to three hours after intercourse with Ovaprene in place. support 2022 pivotal study readout • Women enrolled in the study who completed at least one Ovaprene PCT (N=26) had a mean of • Conduct pivotal study 27.21 PMS/HPF in their baseline cycle (without any contraceptive device), a mean of 0.22 • Topline data expected by year-end 2022 PMS/HPF in their diaphragm cycle (in the presence of an FDA-cleared diaphragm with • ~250 completers up to 12 months of use spermicide), and a mean of 0.48 PMS/HPF in their Ovaprene PCT cycles (in the presence of • Primary endpoints: safety and efficacy (pregnancy the Ovaprene device), with a median of zero PMS. probability) Standard Interquartile • Secondary endpoints: acceptability, product fit/ease of use Mean Median Progressively Motile Sperm Progressively Motile Sperm Deviation Range and assessments of vaginal health Baseline PCT’s 27.21 23.20 17.88 24.80 Ovaprene PCT’s 0.48 0.00 1.18 0.10 17 1. Anticipated regulatory pathway and timelines. 2. In PCT studies of similar size, products (diaphragms) that demonstrated no motile sperm in the cervical mucus during PCT assessments later demonstrated “typical use” contraceptive effectiveness of 86-91% in pivotal contraceptive studies evaluating pregnancy rates over six-month periods.

Ovaprene® Investigational Hormone-Free, Monthly Contraceptive Ovaprene Commercial License Agreement with Bayer1 Mirena® is the #1 January 2020 - Bayer, marketers of the $1 billion Mirena contraceptive franchise, and Daré prescribed IUD announced that the companies signed a license agreement under which Bayer may in the US* commercialize Ovaprene in the United States once approved by the FDA. • Bayer received the right to obtain exclusive rights to commercialize the product in the U.S. following completion of the pivotal clinical trial if Bayer, in its sole discretion, makes payment to Daré of $20 million. • Daré may receive up to $310 million in commercial milestone payments plus tiered royalties on net sales in the double-digits. • Bayer supports the development and regulatory process by providing up to two full-time equivalents (internal experts), or FTEs, in an advisory capacity, which gives us access to their global manufacturing, regulatory, medical and commercial internal expertise. We believe the licensing agreement with Bayer is validation of our broader corporate strategy and confirmation of Ovaprene’s market potential as the first monthly non- hormonal contraceptive product in the US market. 18 * https://www.mirena-us.com/ 1. https://ir.darebioscience.com/news-releases/news-release-details/bayer-and-dare-bioscience-announce-exclusive-licensing-agreement

Sildenafil Cream, 3.6% Female Sexual Arousal Disorder (FSAD) 1 The global female sexual dysfunction treatment market is expected to grow at ~37% CAGR from 2019 - 2023 1. https://www.businesswire.com/news/home/20190628005277/en/Global-Female-Sexual-Dysfunction-Treatment-Market-2019-2023

Sildenafil Cream, 3.6% FSAD - what is the clinical issue? Female Sexual Arousal Disorder (FSAD), is characterized primarily by an inability to attain or maintain sufficient genital arousal during sexual activity and, of the female sexual function disorders, is the analogous to erectile dysfunction (ED) in men.* The condition should be distinguished from a general loss of interest in sexual activity and from other sexual dysfunctions, such as the orgasmic disorder (anorgasmia) and hypoactive sexual desire disorder (HSDD), which is characterized as a lack or absence of sexual fantasies and desire for sexual activity for some period of time.1,2 *Diagnostic and Statistical Manual 4th Edition Text Revision (DSM IV TR), defines female sexual arousal disorder as a persistent or recurrent inability to attain or to maintain until completion of the sexual activity, an adequate lubrication- swelling response of sexual excitement. The diagnostic criteria also state that the inability causes marked distress or interpersonal difficulty, is not better accounted for by another Axis I disorder (except another sexual dysfunction) and is not due exclusively to the direct physiological effects of a substance (e.g., a drug of abuse, a medication) or a general medical condition. 20 1. https://drgeo.com/womens-sexual-health-overview/; 2. https://health.usnews.com/conditions/sexual-disorder-dysfunction

FSAD - what is the incidence? Meta-analysis of 95 studies from 2000-2014 indicated the prevalence of Female Sexual Dysfunction in premenopausal women worldwide is 40.9%, and difficulty with arousal alone is 23%.1 • 33% of women in the U.S. age 21 to 60 (approximately 20 million women), experience symptoms of low or no sexual arousal.2,3 • 10 million women are considered distressed and actively seeking treatment.2 1. McCool et al. Sex Med Rev 2016;4:197-212. 21 2. Ad Hoc Market Research: FSAD Prevalence Report (Oct 2015) conducted for SST LLC. 3. Based on US Census projections for 2016.

Sildenafil Cream, 3.6% Topically administered Sildenafil Cream1 is… • A PDE5 inhibitor utilized in ED medications for men (Viagra®), • Designed to increase local blood flow to provide an improvement in genital arousal response, • Applied topically, avoiding hepatic first-pass metabolism response resulting in lower systemic exposure resulting in reduced side effects compared to oral sildenafil, including Viagra® • Given the similarities between ED and FSAD, the active ingredient in Viagra® - sildenafil - may improve genital arousal response and overall sexual experience for women as it does in men There are no FDA-approved Treatments for FSAD 22 1. Sildenafil Cream, 3.6%, (formerly SST-6007) All trademarks, service marks or trade names appearing in this presentation are the property of their respective owners. Our use or display of third-party marks is not intended and does not imply a relationship with or endorsement or sponsorship of Daré Bioscience, Inc. by the third-party owner.

Sildenafil Cream, 3.6% Statistically significant increases in Statistically significant improvement in Vaginal Pulse Amplitude (VPA)1 genital stimulation (FIEI)2 Pfizer VPA Clinical Lab Study – Oral Viagra Pfizer Clinical Field Study – Oral Viagra Mean and Maximum VPA† Improvement on FIEI Questions† 7 P<0.05 70 P=0.017 Key Takeaways of Viagra® studies: 6 60 mV) • Increased blood flow and clinical 5 P=0.093 50 P=0.015 efficacy observed with oral sildenafil (Viagra®) in women. 4 40 • The side effect profile of the oral 3 30 formulation was not optimal for women 20 - leading to the exploration of alternative 2 delivery options including a topical route 1 10 of administration. 0 0 Mean (Erotic) Maximum (Erotic) Question 2 Question 4 Vaginal Pulse Amplitude ( Amplitude Pulse Vaginal Placebo Oral Viagra® (%) Improved Number Observed Placebo Oral Viagra® † Twelve healthy premenopausal women were studied. Female Intervention Efficacy Index (FIEI) † Question #2 – “After taking study medication, the sensation/feeling in my genital (vaginal, labia, clitoris) area during intercourse or stimulation (foreplay) seemed to be: (a) more than before, (b) less than before, or (c) unchanged”. Question #4 – “After taking the study medication, intercourse and/or foreplay was: (a) pleasant and satisfying; better than before taking the study medication, (b) unpleasant; worse than before taking study medication, (c) unchanged; no difference, or (d) pleasant; but still not like it used to be or I would like it to be.” 202 postmenopausal women with FSAD who had protocol specified estradiol and free testosterone concentrations, and/or were receiving estrogen and/or androgen replacement therapy were studied. 23 1. The Enhancement of Vaginal Vasocongestion by Sildenafil in Healthy Premenopausal Women. Journal of Women’s Health & Gender-Based Medicine. Vol. 11, No. 4. 2002 2. Safety and Efficacy of Sildenafil Citrate for the Treatment of FSAD: A Double-Blind, Placebo Controlled Study. The Journal of Urology. Vol 170, 2333-2338, December 2003.

Sildenafil Cream, 3.6% 1 Phase 1 Study of SST-6007 (Sildenafil Cream, 3.6%) Phase 1 Study Normal healthy postmenopausal women were dosed with escalating doses of Sildenafil Cream, 3.6%, using a cross-over study design. • Sildenafil Cream had significantly lower systemic exposure compared to a 50 mg oral sildenafil dose • AUC – 3-6% • Cmax – 1-2% • Sildenafil Cream was safe and well tolerated at clinically relevant doses (1-2g) • Favorable product characteristics as self-reported by subjects Phase 1 Study • Easy to use • Readily absorbed Phase 2a Study of SST-6007(Sildenafil Cream, 3.6%)1 Demonstrated increased blood flow in the genital tissue compared to placebo (mean change in VPA analysis) in 31 women (pre and postmenopausal) ~30 minutes post dosing. 24 1. Data on file. Sildenafil Cream, 3.6% was previously known as SST-6007.

Sildenafil Cream, 3.6% Positive Data – Thermography Study* Positive findings for Sildenafil Cream, 3.6% (as shown in Figure 1.) Sildenafil Cream • Positive cognitive arousal responses were noted. • Significantly greater increases in genital temperature after application of Sildenafil Cream compared to placebo cream and no cream. Placebo Cream • Significantly greater self-reported arousal responses reported during Sildenafil Cream visits compared to placebo cream visits. 1 Thermography Study Design & Methodology (N=6) Phase 1, single-dose, double-blind, placebo-controlled, 2-way crossover study evaluating the feasibility of using thermography to assess the pharmacodynamics of Sildenafil Cream, 3.6% in normal healthy women. The study required 3 visits and a follow Statistically significant greater linear slope during minutes 11-15 of the sexually explicit stimuli as compared to the placebo up contact: Visit 1 (screening), Visits 2-3 (double-blind dosing) and a phone call (safety follow-up). cream for the vestibule. 25 1. Data on file. * Thermography utilizes sensitive cameras capable of detecting and recording temperature variations over time. Genital temperature changes are a surrogate for genital blood flow.

Sildenafil Cream, 3.6% Phase 2b – At Home Study The Phase 2b study is designed to evaluate Sildenafil Cream versus placebo over twelve weeks of dosing following both a non-drug and placebo run-in period. • In the Phase 2b study women will use Sildenafil Cream and placebo in their home setting. • Primary endpoint patient reported outcome (PRO) instruments to measure improvement in localized genital sensations of arousal and reduction in the distress that women with FSAD experience. • Several exploratory efficacy endpoints will be measured and could potentially prove to be additional measurements of efficacy in a future Phase 3 program. 26

Vaginal Drug Delivery New prescription drug delivery options for women

Vaginal Drug Delivery Technology - IVR The Vaginal Route of Drug Administration1 • Vaginal drug delivery offers many potential advantages due to the large surface area, a dense network of blood vessels and high elasticity due to presence of smooth muscle fibers • Recognized advantages include: comparable ease of administration and ability to bypass hepatic first-pass metabolism Our Intravaginal Ring (IVR) Technology – Design Features: • Sustained drug delivery • Variable dosing and duration • Solid ethylene vinyl acetate (EVA) polymer matrix that can contain and release a single or multiple active drugs • No need for a membrane or reservoir to contain the active drug(s) or control the release 28 1. Sonia, T.A. & Sharma, C.P., “Routes of administration of insulin – Vaginal route,” Oral Delivery of Insulin, 2014, https://www.sciencedirect.com/topics/pharmacology-toxicology-and-pharmaceutical-science/vaginal-drug-delivery

Vaginal Drug Delivery Technology - IVR DARE-HRT1 A combination bio-identical estradiol + bio-identical progesterone IVR for hormone replacement therapy Hormone Replacement Therapy (HRT) HRT remains the most effective treatment for vasomotor symptoms Planned Phase 1 VMS/HRT STUDY (VMS) and the genitourinary syndrome of menopause (GSM) and has A Phase 1, Open-Label, 3-arm been shown to prevent bone loss and fracture.2 Parallel Group Study to Evaluate the Pharmacokinetics and Safety • The 2017 Hormone Therapy Position Statement of The North American of DARE-HRT1 (80 µg and 160 µg Menopause Society (NAMS), supports HRT in peri-and post-menopausal Estradiol/ 4 mg and 8 mg women.2 Progesterone Intravaginal Rings) in Healthy Post-Menopausal Women. 2 NAMS recommends non-oral route over oral. N=30 45M women in U.S. approaching or in menopause.3 1 505(b)(2) candidate 1. Anticipated regulatory pathway. Daré has not had any communications with the FDA regarding the specific marketing approval requirements for DARE-HRT1 or DARE-FRT1 29 2. The 2017 hormone therapy position statement of The North American Menopause Society; Menopause: The Journal of The North American Menopause Society Vol. 24, No. 7, pp. 728-753, https://www.menopause.org/docs/default-source/2017/nams-2017-hormone-therapy-position-statement.pdf 3. U.S. Census Bureau, Population Division. Table 2. 2015 to 2060 (NP2012-T2). Released Dec. 2012. .

Vaginal Drug Delivery Technology - IVR DARE-FRT1 A bio-identical progesterone IVR for the prevention of preterm birth and IVF/fertility support Prevention of Preterm Birth (PTB) 6 The rate of premature birth in the United States rose in 2018 for the fourth straight year after a steady decline from 2007 to 2014.2 • In 2018, ~10% of babies were born preterm (less than 37 weeks) in the US.3 Assisted Reproductive Technologies (ART)/IVF 4 An estimated 12-15% of couples are unable to conceive after 1-year of unprotected sex. As women wait longer to have children, they increase their risk of infertility. Approximately 20% of U.S. women have their first child after age 35 and about 1/3 of couples in which the woman is older than 35 years have fertility problems.5 1 505(b)(2) candidate 1. Anticipated regulatory pathway. Daré has not had any communications with the FDA regarding the specific marketing approval requirements for DARE-HRT1 or DARE-FRT1 2. 2019 March of Dimes Report Card, https://www.marchofdimes.org/mission/reportcard.aspx 3. CDC’s National Center for Health Statistics, National Vital Statistics Reports, Births: Final Data for 2018, Nov 27, 2019, https://www.cdc.gov/nchs/data/nvsr/nvsr68/nvsr68_13-508.pdf 4. Retrieved May 26, 2020 from https://www.nichd.nih.gov/health/topics/infertility/conditioninfo/common 30 5. Retrieved May 26, 2020 from https://www.cdc.gov/reproductivehealth/infertility/index.htm 6. Harris Williams & Co. Fertility market overview. May 2015.

Vaginal Drug Delivery DARE-VVA1 A proprietary formulation of tamoxifen for vaginal administration Vulvar and vaginal atrophy (VVA) A chronic condition characterized by pain during intercourse, vaginal dryness and irritation Potential to be the first treatment specifically approved for the treatment of vulvar and vaginal atrophy (VVA) in patients with hormone-receptor positive (HR+) breast cancer. • Approximately 3.8 million women in the U.S. have a history of breast cancer and HR+ is the most common type.2 • Localized estrogen therapy for VVA may be contraindicated for women diagnosed with, or at risk of recurrence of, ER-positive and PR-positive breast cancer. VVA prevalence in postmenopausal breast-cancer survivors is estimated to Daré is developing this novel local application 3 of tamoxifen to mitigate the symptoms of VVA be between 42 and 70%. for patients HR+ breast cancer, including women currently on anti-cancer therapy. 1 505(b)(2) candidate 1. Anticipated regulatory pathway. Daré has not had any communications with the FDA regarding the specific marketing approval requirements for DARE-VVA1. 31 2. American Cancer Society, Breast Cancer Facts & Figures 2019-2020, https://www.cancer.org/content/dam/cancer-org/research/cancer-facts-and-statistics/breast-cancer-facts-and-figures/breast-cancer-facts-and-figures-2019-2020.pdf 3. Clinical Breast Cancer, Dec 2017: https://www.sciencedirect.com/science/article/pii/S1526820917300952

Vaginal Drug Delivery Vaginal Tamoxifen – Proof of Concept Study1 This exploratory study in four postmenopausal women diagnosed with VVA demonstrated that a self-administered vaginal suppository containing tamoxifen (20mg) dosed daily for one week and twice weekly for three months was effective in reducing vaginal pH and vaginal dryness. Vaginal Tamoxifen Enrollment On Treatment Paired Difference (Baseline) (Month 3) (Baseline vs. Month 3) Median Vaginal pH 7.1 5.0 -2.0 median range -2.5 to -1.5 Normal vaginal pH is usually less than 4.5.2 range 6.5 to 7.5 range 5.0 to 5.2 Lower pH value is a measure of symptom relief Vaginal Dryness Rated using a visual analogue scale (VAS) that ranged from: 8.0 3.0 -5.5 median 0 = Not bothered by dryness range of 7.5 to 9.0 range 2.0 to 3.0 range -6.0 to -4.5 10 = Extremely bothered by dryness Decreased vaginal dryness is a measure of symptom relief In addition, systemic absorption of tamoxifen was not significant. • After 8 weeks of study treatment with vaginal tamoxifen, the median plasma concentration of tamoxifen was 5.8 ng/ml, with a range of 1.0 to 10.0 ng/ml • In comparison, after 3 months of administration of 20mg, once-daily oral tamoxifen citrate (Nolvadex),3 the average steady state plasma concentration of tamoxifen is 122 ng/ml with a range of 71 to 183 ng/ml 1. Clin. Exp. Obstet. Gynecol. - ISSN: 0390-6663 XLVI, n. 2, 2019 32 2. https://www.medicalnewstoday.com/articles/322537.php 3. US Food and Drug Administration: “Drug Approval Package: Nolvadex (Tamoxifen Citrate) NDA# 21-109.2002”. Available at: https://www.accessdata.fda.gov/drugsatfda_docs/nda/2002/21109_Nolvadex.cfm

User-Controlled Long Acting Reversible Contraception (UC-LARC) / Microchips Technology

DARE-LARC1 User-Controlled Long Acting Reversible Contraception Design Features of the Technology: • Drug Storage • Individual doses are stored in micro-reservoir arrays • Reservoirs are hermetically sealed at room temperature • Thin membranes over each reservoir protect drug post-sealing • Drug Release • Drug doses are initiated automatically on schedule or wirelessly on-demand by a patient • Reservoirs are opened via electrothermal ablation of membranes • Upon opening, interstitial fluid diffuses in and drug diffuses out 1 34 505(b)(2) candidate 1. Anticipated regulatory pathway. Daré has not had any communications with the FDA regarding the specific marketing approval requirements for DARE-LARC1

DARE-LARC1 User-Controlled Long Acting Reversible Contraception The Bill & Melinda Gates Foundation has strong interest in family planning. An estimated 215 million women in developing countries do not have access to contraception. Funding Grant to understand user needs and define the product concept 2013 Favorable response from Sub-Saharan Africa – Sub-dermal implant use is growing Up to $20.5m – 87% of women surveyed said they would use the proposed implant – 74% of healthcare workers said they would use the proposed implant in their practice Funding Grant to develop implant concept and technology 2014 – 2021 Currently executing a 4th supplemental grant funding to demonstrate multiple drug releases in vivo, after successfully completing additional market research and concept development in the 3rd supplemental grant funding 35

Daré Financial Summary Q1-2020 Financial Highlights: • Net cash raised from stock sales, warrant exercises and license fee: $7.9 million • Cash and equivalents (3/31/2020): $5.0 million Updates through May 12, 2020: • Net cash raised from stock sales: $2.0 million • Common shares o/s: 26.6 million • Warrants o/s: ~2 million • Purchase agreement executed for potential stock sales of up to $15 million over a 36-month period ending May 2023 Non-dilutive Grant Funding: • NIH SBIR: $730,722 final award notice (announced 4/1/2020) of a $1.9 million grant for Ovaprene R&D expenses from the Eunice Kennedy Shriver National Institute of Child Health and Human Development (NICHD), a division of the National Institutes of Health. • Bill & Melinda Gates Foundation: eligible for up to $2.5 million in additional funding to support development of a wireless, patient controlled, implantable long-acting, reversible contraceptive technology; $17.9 million of up to $20.5 million in total grant funding previously received. 36

MANAGEMENT TEAM BOARD OF DIRECTORS Sabrina Martucci Johnson MSc, MIM, President & CEO William Rastetter, PhD. Chairman David Friend, PhD, Chief Scientific Officer Cheryl Blanchard, PhD Lisa Walters-Hoffert, Chief Financial Officer Jessica Grossman, MD John Fair, Chief Strategy Officer Susan Kelley, MD Mary Jarosz, RPh, RAC, FTOPRA, Global Head of Regulatory Affairs Greg Matz, CPA Mark Walters, Vice President of Operations Robin Steele, JD, LLM Christine Mauck, MD, MPH, Medical Director Sabrina Martucci Johnson MSc, MIM, President & CEO ® WE ARE DELIVERING INNOVATION BY DARING TO BE DIFFERENT 37

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